UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2012

CORN PRODUCTS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13397	22-3514823
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5 Westbrook Corporate Center, Westchester, Illinois	60154-5749
(Address of Principal Executive Offices)	(Zip Code)

(708) 551-2600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                              Submission of Matters to a Vote of Security Holders.

(a)           The annual meeting of the company’s stockholders was held on May 15, 2012.  As of the record date of the meeting, 76,324,875 shares of common stock were issued and outstanding.

(b)           At the annual meeting, the following matters were submitted to a vote of security holders. The number of votes cast for, against, or withheld and the number of abstentions and broker non-votes as to each such matter were as follow:

1.             Election of Directors

The following nominees were elected to serve as Class I Directors of the company each for a term of one year and until his successor has been duly elected and shall have qualified or until his earlier death, removal or resignation with votes cast as follow:

Name	Votes For	Votes Withheld	Broker Non-Votes
Richard J. Almeida	60,080,570	1,439,861	5,938,412
Luis Aranguren-Trellez	49,219,312	12,301,119	5,938,412
Paul Hanrahan	59,781,777	1,738,654	5,938,412
Wayne M. Hewett	61,007,840	512,591	5,938,412
Gregory B. Kenny	59,124,040	2,396,391	5,938,412
James M. Ringler	52,879,398	8,641,033	5,938,412

2.                                      Vote to approve an amendment to the company’s certificate of incorporation to change the company’s name to Ingredion Incorporated

The votes cast on a proposal asking stockholders to approve an amendment to the company’s certificate of incorporation by adopting the following resolution:

RESOLVED: that this corporation change its corporate name by changing Article First of its Certificate of Incorporation to be and read in its entirety as follows:

“FIRST: The name of the Corporation is Ingredion Incorporated.”

were as follow:

Votes For	Votes Against	Abstentions
66,322,911	1,055,438	80,494

3.             Advisory Vote on Compensation of Named Executive Officers

The votes cast on a proposal to approve, on an advisory basis, the compensation of the company’s “Named Executive Officers” as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative disclosures in the proxy statement for the company’s 2012 annual meeting of stockholders were as follow:

Votes For	Votes Against	Abstentions	Broker Non-Votes
58,001,548	2,361,840	1,157,043	5,938,412

4.             Ratification of Appointment of Auditors

The votes cast on a proposal to ratify the appointment by the audit committee of the board of directors of the firm of KPMG LLP as the independent registered public accounting firm of the company and its subsidiaries, in respect of the company’s operations in 2012, were as follow:

Votes For	Votes Against	Abstentions
65,926,097	927,729	605,017

(c)           Not applicable.

(d)           Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORN PRODUCTS INTERNATIONAL, INC.

Date: May 21, 2012	By:	/s/ Cheryl K. Beebe
Cheryl K. Beebe
Executive Vice President and Chief Financial Officer